Prospectus Supplement	January 11, 2022

Putnam VT High Yield Fund
Prospectus dated April 30, 2021

Paul Scanlon, who is currently a portfolio manager of the fund, will retire as a portfolio manager of the fund effective March 31, 2022.

Effective March 31, 2022, the sub-section Your fund’s management in the section Fund summary is replaced in its entirety with the following:

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

Norman Boucher, Portfolio Manager, portfolio manager of the fund since 2005

Robert Salvin, Head of Corporate and Tax-exempt Credit, portfolio manager of the fund since 2005

Sub-advisor

Putnam Investments Limited*

* Though the investment advisor has retained the services of Putnam Investments Limited (PIL), PIL does not currently manage any assets of the fund.

Effective March 31, 2022, the sub-section The fund’s investment manager – Portfolio managers in the section Who oversees and manages the fund? is replaced in its entirety with the following:

• Portfolio managers. The officers of Putnam Management identified below are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Portfolio managers	Joined fund	Employer	Positions over past five years
Norman Boucher	2005	Putnam Management	Portfolio Manager
		1998–Present
Robert Salvin	2005	Putnam Management	Head of Corporate and Tax-exempt Credit
		2000–Present	Previously, Portfolio Manager

The SAI provides information about these individuals’ compensation, other accounts managed by these individuals and these individuals’ ownership of securities in the fund.

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